                                                                   Exhibit 10.58


       FIFTH AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT AND FORBEARANCE

      This FIFTH AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT AND FORBEARANCE (this "Fifth Amendment") is entered into as of February 19, 1999 by and among ADFlex Solutions, Inc., a Delaware corporation (the "Borrower"), and the banks and other financial institutions that either now or in the future are parties thereto as lenders (collectively the "Lenders" and each individually a "Lender"), BankBoston, N.A. in its capacity as the L/C Issuer (in such capacity, together with any successors thereto in such capacity, the "L/C Issuer"), and BankBoston N.A., as agent and representative for the Lenders (in such capacity BankBoston N.A. or any successor in such capacity is referred to herein as the "Agent"). The Lenders, the L/C Issuer, and the Agent are collectively referred to herein as the "Lender Parties" and each individually as a "Lender Party".

                                    RECITALS

      A. Borrower and Lender Parties are parties to that certain Senior Secured Credit Agreement (the "Credit Agreement") dated as of June 5, 1997, as amended, pursuant to which the Lenders agreed to make available to Borrower certain credit facilities, and certain related loan documents (the "Loan Documents").

      B. On February 16, 1999 Borrower delivered Agent a Borrowing Base Certificate (the "February Borrowing Base Certificate") which indicated a Borrowing Base of $13,600,000 and notified Agent that the aggregate Revolving Commitment Usage of all Lenders exceeded such Borrowing Base. Borrower informed Agent that it would not comply with its obligation to make a mandatory prepayment of such excess amount pursuant to Section 2.8.2.1. of the Credit Agreement. Pursuant to Section 7.1.1. of the Credit Agreement an Event of Default has occurred as a result of Borrower's failure to repay such amount. Borrower has requested, and the Lender Parties have agreed, to forebear from terminating their Commitments or exercising their other available remedies before March 5, 1999.

      C. Borrower and the Lender Parties have agreed to make certain amendments to the Credit Agreement, subject to the conditions and in reliance on the representations and warranties set forth below.

      NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Lender Party and Borrower hereby agree as follows:

                                    AGREEMENT

      1. DEFINED TERMS; SECTION REFERENCES. Initially capitalized terms used but not defined in this Fifth Amendment shall have the meanings assigned to such terms in the Credit


                                Fifth Amendment
                                ---------------

Agreement. All "Section" references herein are to sections of the Credit Agreement unless otherwise specified.

      2. AMENDMENTS TO SECTION 1.1 OF THE CREDIT AGREEMENT.

      The new definition of "February 1999 Default" is hereby added to provide in its entirety as follows:

      ""FEBRUARY 1999 DEFAULT" means the Default under Section 7.1.1. which has occurred by Borrower's failure to make a mandatory prepayment on February 16, 1999 as required by Section 2.8.2.1."

      3. AMENDMENTS TO SECTION 2.1.2.1. OF THE CREDIT AGREEMENT.

      Section 2.1.2.1. of the Credit Agreement is hereby amended to provide in its entirety as follows:

            "2.1.2.1. Each Lender severally agrees, upon the terms and subject to the conditions set forth in this Agreement, at any time from and after the Closing Date until the Business Day next preceding the Termination Date, to make revolving loans (each a "Revolving Loan") to the Borrower, provided that (a) the Revolving Commitment Usage of any Lender shall not exceed, at any time, the Revolving Commitment of such Lender, and (b) the Revolving Commitment Usage of all Lenders at any time, in the aggregate, shall not exceed the lesser of (i) the aggregate Revolving Commitments of all Lenders, and (ii) the Borrowing Base then in effect, provided that for the period beginning on February 17, 1999 and ending on March 5, 1999, the Revolving Commitment Usage of all Lenders, in the aggregate, shall not exceed $17,100,000."

      4. AMENDMENTS TO SECTION 2.4.1.2. OF THE CREDIT AGREEMENT.

      Section 2.4.1.2. of the Credit Agreement is hereby amended to provide in its entirety as follows:

      "2.4.1.2. Notwithstanding the foregoing provisions of this Section 2.4.1.,
(i) any principal, interest or other amount payable under this Agreement and the other Loan Documents that is not paid when due shall bear interest at a rate per annum equal to the Post-Default Rate, without notice or demand of any kind, and
(ii) beginning on February 17, 1999 and each day thereafter, all principal, interest or other amounts payable under this Agreement and the other Loan Documents shall bear interest at a rate per annum equal to the Post-Default Rate."

      5. AMENDMENTS TO SECTION 3.2.4. OF THE CREDIT AGREEMENT.

      Section 3.2.4. of the Credit Agreement is hereby amended to provide in its entirety as follows:


                                Fifth Amendment
                                ---------------

      "3.2.4. NO DEFAULT. No Default or Event of Default (other than prior to March 6, 1999, the February 1999 Default) shall exist or result from the making of the Loan or the issuance of the Letter of Credit.


                                Fifth Amendment
                                ---------------

      6. AMENDMENTS TO SCHEDULES AND EXHIBITS TO THE CREDIT AGREEMENT.

      Schedule 1.1A to the Credit Agreement is hereby amended to provide in its entirety as set forth on the Amended Schedule 1.1A attached hereto.

      7. FORBEARANCE FROM TAKING ACTION IN CONNECTION WITH EXISTING DEFAULT. Beginning February 17, 1999 through March 5, 1999, by its signature below each Lender Party hereby agrees to forebear from terminating its Commitments or exercising, or directing Agent to exercise, any other remedies as a result of Borrower's failure to make a mandatory prepayment pursuant to Section 2.8.2.1. of the Credit Agreement and the related Default which has occurred under Section
7.1.1. of the Credit Agreement; provided, however, that Borrower agrees and acknowledges that after March 5, 1999 Lender Parties may terminate their Commitments and exercise all of their rights and remedies provided in Section
7.2 of the Credit Agreement or otherwise, including declaring all Loans to be immediately due and payable unless Borrower and Lender Parties shall execute an amendment to the Credit Agreement which is approved by each Lender Party in its sole and absolute discretion.

      8. FORBEARANCE LIMITED. The forbearance given herein is strictly limited to its terms and shall not have any force and effect other than as expressly set forth herein. No further forbearance, either of additional Defaults or Events of Default or for any additional period, shall be implied from the forbearance provided herein.

      9. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS FIFTH AMENDMENT. Lender Parties' obligations under this Fifth Amendment are conditioned upon, and this Fifth Amendment shall not be effective until, satisfaction in full of each of the following:

      (a) Agent shall have received this Fifth Amendment, duly executed by each appropriate Person and in form and substance satisfactory to Agent and its counsel;

      (b) Borrower shall have paid to Agent all amounts then due and payable pursuant to Section 9.1 of the Credit Agreement which shall have been presented for payment;

      (c) All of the representations and warranties of Borrower contained herein, in the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the effective date of this Fifth Amendment, as though made on and as of that date (except to the extent that such representations and warranties expressly relate to an earlier date or reflect changes brought about by this Fifth Amendment);

      (d) Borrower shall have delivered to Agent certified copies of resolutions of its Board of Directors authorizing Borrower to execute and deliver this Fifth Amendment and the Warrants, in form and substance satisfactory to Agent in its sole and absolute discretion;

      (e) Other than the February 1999 Default, no Default or Event of Default shall have occurred and be continuing or would result from the consummation of the transactions contemplated in this Fifth Amendment; and


                                Fifth Amendment
                                ---------------

      (f) All other documents, certificates, consents and opinions required by Agent in connection with the transactions contemplated by this Fifth Amendment shall have been executed and delivered in form and substance satisfactory to Agent in its sole and absolute discretion.

      10. REPRESENTATIONS AND WARRANTIES. In order to induce Lender Parties to enter into this Fifth Amendment, Borrower makes the following representations and warranties:

      (a) The representations and warranties contained in the Credit Agreement (and in the Schedules thereto) and each of the other Loan Documents (and in the Schedules thereto) are true, correct and complete in all material respects at and as of the effective date of this Fifth Amendment (except to the extent that such representations and warranties expressly relate to an earlier date or reflect changes brought about by this Fifth Amendment); and

      (b) This Fifth Amendment and all other agreements and documents executed by Borrower in connection herewith have been duly executed and delivered by Borrower and constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to the enforcement of the rights of creditors generally, or the exercise of judicial discretion with respect to equitable remedies.

      11. REFERENCES. All references in the Credit Agreement to "this Agreement", "hereof", "herein", "hereto", or words of similar import, and all references in all other Loan Documents to "the Credit Agreement" shall be, and shall be deemed to be for all purposes, references to the Credit Agreement as amended.

      12. CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS OTHERWISE NOT AFFECTED. Except as expressly amended pursuant to this Fifth Amendment, the Credit Agreement and each of the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. Each Lender Party continues to reserve any and all rights and remedies under the Credit Agreement and each of the other Loan Documents, and no failure, delay or discontinuance on the part of any Lender Party in exercising any right, power or remedy thereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. This Fifth Amendment and the Credit Agreement shall be read together, as one document.

      13. BINDING EFFECT. This Fifth Amendment shall be binding upon, inure to the benefit of and be enforceable by Borrower and each Lender Party and their respective successors and assigns, as permitted pursuant to the Credit Agreement.

      14. TIME OF THE ESSENCE. Time and exactitude of each of the terms, obligations, covenants and conditions of this Fifth Amendment are hereby declared to be of the essence.


                                Fifth Amendment
                                ---------------

      15. GOVERNING LAW. THIS FIFTH AMENDMENT IS A CONTRACT UNDER THE LAWS OF THE STATE OF CALIFORNIA AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY SUCH LAWS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

      16. COUNTERPARTS. This Fifth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving any matter with respect to this Fifth Amendment it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.



                                Fifth Amendment
                                ---------------

      IN WITNESS WHEREOF, the parties hereto have duly executed this Fifth Amendment, as of the date first above written.


                             AGENT:

                             BANKBOSTON, N.A.,
                             A NATIONAL BANKING ASSOCIATION,
                             as Agent, L/C Issuer and a Lender


                             By: \s\ Peter Haley
                                ------------------------------------------------
                             Name:   Peter Haley
                                  ----------------------------------------------
                             Title:  Vice President
                                   ---------------------------------------------

                             LENDERS:

                             BANK ONE, ARIZONA, N.A.,
                             A NATIONAL BANKING ASSOCIATION



                             By: \s\ Steve Reinhart
                                ------------------------------------------------
                             Name:   Steve Reinhart
                                  ----------------------------------------------
                             Title:  Vice President
                                   ---------------------------------------------


                             IMPERIAL BANK,
                             A CALIFORNIA BANKING CORPORATION



                             By: \s\ Kevin C. Halloran
                                ------------------------------------------------
                             Name:   Kevin C. Halloran
                                  ----------------------------------------------
                             Title:  Senior Vice President
                                   ---------------------------------------------


                             THE UNION BANK OF CALIFORNIA,
                             A NATIONAL BANKING ASSOCIATION



                             By: \s\ Donna L. Sepers
                                ------------------------------------------------
                             Name:   Donna L. Sepers
                                  ----------------------------------------------
                             Title:  Vice President
                                   ---------------------------------------------


                                Fifth Amendment
                                ---------------

                             BORROWER:

                             ADFLEX SOLUTIONS, INC.,
                             A DELAWARE CORPORATION


                             By: \s\ Donald E. Frederick
                                ------------------------------------------------
                             Name:   Donald E. Frederick
                                  ----------------------------------------------
                             Title:  Chief Financial Officer
                                   ---------------------------------------------


                                Fifth Amendment
                                ---------------

                                                                   SCHEDULE 1.1A

                                   COMMITMENTS

--------------------------------------------------------------------------------------------------------------
Lender                                Commitment        Revolving Commitment    Term Commitment       Warrants
--------------------------------------------------------------------------------------------------------------
BankBoston, N.A                    $ 12,833,333.333      $  5,541,666.667      $  7,291,666.667        14,583
--------------------------------------------------------------------------------------------------------------
Bank One, Arizona, N.A                   11,000,000         4,750,000.000         6,250,000.000        12,500
--------------------------------------------------------------------------------------------------------------
The Union Bank of California             11,000,000         4,750,000.000         6,250,000.000        12,500
--------------------------------------------------------------------------------------------------------------
Imperial Bank                         9,166,666.667         3,958,333.333         5,208,333.333        10,417
--------------------------------------------------------------------------------------------------------------
Total                              $     44,000,000      $ 19,000,000.000      $ 25,000,000.000        50,000
--------------------------------------------------------------------------------------------------------------


                                Fifth Amendment
                                ---------------
                                 Schedule 1.1A